                                                                   EXHIBIT 10.11


             FIRST AMENDMENT TO NOTE AND WARRANT PURCHASE AGREEMENT


         THIS FIRST AMENDMENT TO NOTE AND WARRANT PURCHASE AGREEMENT (this "Amendment") is made as of October 1, 1996, by and between BTG, Inc., a Virginia corporation (together with its successors, assigns and transferees, the "Company"), and Nomura Holding America Inc., a Delaware corporation (together with its successors, assigns and transferees, the "Purchaser"). Capitalized terms used herein without definition shall have the respective meanings ascribed to them in that certain Note and Warrant Purchase Agreement, dated as of February 16, 1996, by and between the Company and the Purchaser (the "Purchase Agreement").


                                R E C I T A L S


         A. Pursuant to the Purchase Agreement, the Purchaser on February 16, 1996, purchased (i) the Company's 12.875% Senior Subordinated Notes Due 2001 in the aggregate original principal amount of $15,000,000, and (ii) the Company's Warrants to purchase an aggregate of 317,478 shares (subject to adjustment as therein provided) of the Company's Common Stock, no par value, all for the consideration and upon the terms and conditions therein provided.

         B. The Company and its Subsidiaries are parties to a Business Loan and Security Agreement dated as of November 28, 1995 with NationsBank, N.A., individually and as Agent (the "Agent"; such Agreement, as modified by the First Modification thereto dated as of February 16, 1996 and the Second Modification thereto dated as of March 28, 1996, being hereinafter called the "Credit Agreement"), pursuant to which, among other things, the Agent and certain other lenders (collectively, the "NationsBank Lenders") have agreed to furnish loans to the Company and its Subsidiaries in a maximum aggregate principal amount of $60,000,000.

         C. The Company and its Subsidiaries propose to enter into a Third Modification to Business Loan and Security Agreement, dated as of the date hereof, with the NationsBank Lenders (the "Third Modification"), in substantially the form set forth as Exhibit A hereto.

         D. The Purchaser has agreed to permit the Company and its Subsidiaries to incur Indebtedness under the Credit Agreement, as so modified, in an aggregate outstanding principal amount not to exceed (i) during the period from the date hereof to and including March 31, 1997, $85,000,000, and
(ii) at any time thereafter, $65,000,000 (in each case except as otherwise provided in Section 10.1(d) of the Purchase Agreement, as herein modified).

         NOW THEREFORE, in consideration of the terms and conditions contained herein and of other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Amendments to the Purchase Agreement. Effective on the Effective Date (as hereinafter defined), the Purchase Agreement is hereby amended as follows:

                 A. The definition of the term "Credit Agreement" appearing in
         Section 1 of the Purchase Agreement is hereby amended to read, in full, as follows:

                          "'Credit Agreement' means the Business Loan and
                 Security Agreement dated as of November 28, 1995 among the Company, Advanced Computer Technology, Inc., Delta Research Corporation, BDS, Inc., BTG Products, Inc., Concept Automation, Inc. of America and Concept Automation Services, Inc. (the "Borrowers") and NationsBank, N.A., individually and as Agent ("NationsBank"), as modified by the First Modification to Business Loan and Security Agreement, dated as of February 16, 1996, among the Borrowers and NationsBank, the Second Modification to Business Loan and Security Agreement, dated as of March 28, 1996, among the Borrowers, NationsBank, Fleet Capital Corporation, Sanwa Business Credit Corporation and Signet Bank (NationsBank and such other lenders being hereinafter called the "NationsBank Lenders"), and the Third Modification to Business Loan and Security Agreement dated as of October 1, 1996, among the Borrowers and the NationsBank Lenders, and as such agreement may from time to time be further amended, modified or supplemented in accordance with its terms."

                 B. Subsection (b) of Section 10.1 of the Purchase Agreement is hereby amended to read, in full, as follows:

                          "(b)    Indebtedness incurred pursuant to the Credit
                 Agreement and any Permitted Refinancing thereof, provided that, except as permitted by subsection (d) of this Section 10.1, the aggregate outstanding principal amount of such Indebtedness shall not exceed (i) at any time during the period from and including October 1, 1996 to and including March 31, 1997, $85,000,000, or (ii) at any time after March 31, 1997, $65,000,000;"

                 C. Subsection (d) of Section 10.1 of the Purchase Agreement is hereby amended by deleting the term "$60,000,000" appearing therein and inserting, in lieu thereof, the following:

                 "(i) at any time during the period from and including October 1, 1996 to and including March 31, 1997, $85,000,000, or (ii)
                 at any time after March 31, 1997, $65,000,000"





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
                 D. Subsection (d) of Section 10.1 of the Purchase Agreement is hereby further amended by adding the following proviso at the end thereof:

                 "provided that in no event shall any additional Indebtedness be incurred under the Credit Agreement after March 31, 1997, if the effect of such incurrence is to increase the aggregate oustanding principal amount of the Indebtedness incurred pursuant to the Credit Agreement to an amount which is greater than $65,000,000 but not greater than $85,000,000, unless at the time of such incurrence, under the foregoing provisions of this subsection (d), an increase in the maximum aggregate commitment amount of the Indebtedness incurred pursuant to the Credit Agreement from $65,000,000 to $85,000,000 would have been permitted;"

         2. Effectiveness; Conditions. This Amendment and the provisions hereof shall become and be effective on the date (the "Effective Date") on which all of the following conditions shall be satisfied, or waived in writing by the Purchaser:

                 A. Execution of Amendment. The Company and the Purchaser shall each have executed and delivered a counterpart of this Amendment.

                 B. Corporate Proceedings. All corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incident thereto shall be satisfactory in form and substance to the Purchaser, and the Purchaser shall have received all such counterpart originals or certified or other copies of such documents as it may reasonably request.

                 C. Credit Agreement Modification. The Borrowers and the NationsBank Lenders shall have duly executed and delivered the Third Modification.

                 D. Consent of NationsBank Lenders. The NationsBank Lenders shall have executed and delivered a written consent to this Amendment satisfactory in form and substance to the Purchaser.

         3. Representations and Warranties of the Company. The Company represents and warrants to the Purchaser that:

                 A. Representations in the Purchase Agreement; No Defaults. Each of the representations and warranties made by the Company in the Purchase Agreement is true and correct on and as of the date hereof to the same extent as if made on and as of the date hereof except to the extent that such representations and warranties specifically relate to an earlier date, in which case they are true and correct as of such earlier date, and such representations and warranties are hereby incorporated by reference as if set forth herein in full. No event has occurred and is continuing or will result from the transactions contemplated hereby which constitutes (or with notice or the passage of time would constitute) an Event of Default under the Purchase Agreement as it existed before this Amendment or as it exists after the effectiveness of this Amendment, except such as are being waived pursuant to this Amendment.

                 B. Corporate Authority. The execution, delivery and performance by the Company of this Amendment (i) is within its corporate powers, (ii) has been duly authorized by all necessary corporate action on the part of its Board of Directors and stockholders, and (iii) does not require the consent, authorization or approval of, or any registration, filing or declaration with, any Governmental Body or non-governmental Person, except the consent of the NationsBank Lenders.

                 C. Binding Effect. This Amendment is the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or other laws relative to or affecting the enforcement of creditors' rights generally in effect from time to time and by general principles of equity.

         4. Effect of Amendment. Except as specifically provided herein, this Amendment does not in any way affect or impair the terms, conditions and other provisions of the Purchase Agreement or any of the Notes, or the obligations of the Company thereunder, and all terms, conditions and other provisions of the Purchase Agreement and the Notes shall remain in full force and effect except to the extent specifically amended, modified or waived pursuant to the provisions of this Amendment.

         5. Payment of Fees. The Company agrees to pay all fees, costs and expenses incurred by the Purchaser in connection with the negotiation, preparation, execution and delivery of this Amendment and all other documents executed pursuant to or in connection herewith, including, without limitation, the fees and disbursements of Sonnenschein Nath & Rosenthal, special counsel to the Purchaser, in connection herewith.

         6. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, and all of which taken together shall be deemed to constitute one and the same instrument.

         7. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         8. Headings. Section headings are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.





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
         9. Amendments and Modifications. Any term, covenant, agreement or condition of this Amendment may, with the consent of the parties hereto, be amended, or compliance therewith may be waived (either generally or in a particular instance and either retroactively or prospectively), by one or more substantially concurrent written instruments signed by the parties hereto.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first written above.

                                 BTG, INC.


                                 By:  /s/ EDWARD H. BERSOFF
                                    ----------------------------------------
                                         Name:   Edward H. Bersoff
                                         Title:  President and CEO

                                 NOMURA HOLDING AMERICA INC.


                                 By: /s/ HOWARD GELLIS
                                    ---------------------------------------
                                         Name:  Howard Gellis
                                         Title:  Attorney-in-Fact





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

            SECOND AMENDMENT TO NOTE AND WARRANT PURCHASE AGREEMENT


         THIS SECOND AMENDMENT TO NOTE AND WARRANT PURCHASE AGREEMENT (this "Amendment") is made as of October 31, 1996, by and between BTG, Inc., a Virginia corporation (together with its successors, assigns and transferees, the "Company"), and Nomura Holding America Inc., a Delaware corporation (together with its successors, assigns and transferees, the "Purchaser"). Capitalized terms used herein without definition shall have the respective meanings ascribed to them in that certain Note and Warrant Purchase Agreement, dated as of February 16, 1996, by and between the Company and the Purchaser, as amended by the First Amendment thereto dated as of October 1, 1996 (the "Purchase Agreement").


                                R E C I T A L S

         A. Pursuant to the Purchase Agreement, the Purchaser on February 16, 1996, purchased (i) the Company's 12.875% Senior Subordinated Notes Due 2001 in the aggregate original principal amount of $15,000,000, and (ii) the Company's Warrants to purchase an aggregate of 317,478 shares (subject to adjustment as therein provided) of the Company's Common Stock, no par value, all for the consideration and upon the terms and conditions therein provided.

         B. The Company has requested that the Purchaser consent to the following additional financing arrangements: (i) a financing arrangement (the "Wholesale Financing") between the Company and Deutsche Financial Services Corporation ("DFS"), pursuant to which DFS will provide financing to the Company, from time to time, for the sole purpose of funding the Company's acquisition of inventory, and all of the Company's inventory will become subject to a security interest in favor of DFS; and (ii) a financing arrangement (the "CAI Financing") between Concept Automation, Inc. of America, a Virginia corporation which is a wholly-owned subsidiary of the Company ("CAI") and DFS, in connection with CAI's performance under two specified contracts with certain agencies of the United States Government, pursuant to which all tangible and intangible property of CAI used by CAI solely in connection with such two contracts will become subject to a security interest in favor of DFS.

         C. The Purchaser has agreed to consent to the Wholesale Financing and the CAI Financing, and the incurrence by the Company and CAI, respectively, of certain Indebtedness and Liens in connection therewith, subject to certain terms and conditions, as hereinafter provided.

         NOW THEREFORE, in consideration of the terms and conditions contained herein and of other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Amendments to the Purchase Agreement. Effective on the Effective Date, the Purchase Agreement is hereby amended as follows:

                 A. The following definition is hereby added to Section 1 of the Purchase Agreement immediately following the definition of the term "Business Day" appearing therein:

                          "'CAI' means Concept Automation, Inc. of America, a
                 Virginia corporation and a Wholly-owned Subsidiary of the Company."

                 B. The following definitions are hereby added to Section 1 of the Purchase Agreement immediately following the definition of the term "Default" appearing therein:

                 "'DFS' means Deutsche Financial Services Corporation and its successors and assigns.

                 'DFS Financing Documents' means (i) that certain Agreement For Wholesale Financing dated as of October 31, 1996 between the Company and DFS, as modified by that certain Addendum to Agreement For Wholesale Financing dated as of October 31, 1996 between the Company and DFS, and by that certain Amendment to Agreement For Wholesale Financing dated as of October 31, 1996 between the Company and DFS, and all notes, assignment agreements and other instruments and documents now or hereafter executed and delivered by the Company or its Subsidiaries pursuant to or in connection therewith, as each of such agreements, instruments and documents may from time to time be amended, modified or supplemented in accordance with its terms, and
         (ii) all agreements, assignments, notes and other instruments and documents now or hereafter executed by CAI pursuant to or in connection with financing of accounts receivable and inventory of CAI provided by DFS from time to time in connection with CAI's performance of its obligations under (x) that certain contract identified as Contract Number TIR-95-0079, dated July 3, 1995, by and between CAI and the United States Department of the Treasury, IRS, and (y) that certain contract identified as Contract Number N68939-96-D-0006, dated April 18, 1996, by and between CAI and the Naval Information Systems Management Center, as each of such agreements, assignments, notes and other instruments and documents may from time to time be amended, modified or supplemented in accordance with its terms.

                 'DFS Indebtedness' means all Indebtedness now or hereafter incurred by the Company or its Subsidiaries pursuant to the DFS Financing Documents."

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
                 C. The definition of the term "Subordination Agreement" appearing in Section 1 of the Purchase Agreement is hereby amended to read, in full, as follows:

                          "'Subordination Agreement' means the Amended and
                 Restated Subordination Agreement dated as of October 31, 1996, among the Company, the Guarantors, NationsBank, N.A., individually and as Agent under the Credit Agreement, Deutsche Financial Services Corporation and the Purchaser, as from time to time amended, modified or supplemented in accordance with its terms."

                 D. Subsection (m) of Section 7 of the Purchase Agreement is hereby redesignated as subsection (n) thereof (and the reference to "this subsection (m)" appearing in the proviso thereto is hereby changed to "this subsection (n)"); the word "and" at the end of subsection (l) of Section 7 is hereby deleted; and a new subsection
         (m) is hereby added to Section 7 immediately following subsection (l) thereof, as follows:

                          "(m) DFS Financing Document.  Copies of any and all
                 DFS Financing Documents executed and delivered at any time by the Company or any of its Subsidiaries, in each case promptly after the date of execution thereof; and copies of all notices, reports, certificates and other information furnished to the holders of DFS Indebtedness or to any agent or representative of such holders which may be requested by the Purchaser, in each case promptly after the same are so furnished or requested (as the case may be); and"

                 E. Subsection (b) of Section 10.1 of the Purchase Agreement is hereby amended to read, in full, as follows:

                          "(b)    Indebtedness incurred pursuant to the Senior
                 Loan Documents (including Indebtedness incurred pursuant to the Credit Agreement and DFS Indebtedness) and any Permitted Refinancing thereof, provided that, except as permitted by subsection (d) of this Section 10.1, the aggregate outstanding principal amount of such Indebtedness shall not exceed (i) at any time during the period commencing on October 1, 1996 and ending on March 31, 1997, $90,000,000, or (ii) at any other time, $65,000,000;"

                 F. Subsection (d) of Section 10.1 of the Purchase Agreement is hereby amended by deleting the first parenthetical phrase occurring therein and inserting, in lieu thereof, the following:

                 "(including, without limitation, Indebtedness incurred pursuant to the Senior Loan Documents or any Permitted Refinancing thereof, to the extent that the aggregate outstanding principal amount of such Indebtedness after giving effect to such additional amount would exceed (i) at any time during the period from and including October 1, 1996 to and including March 31, 1997, $90,000,000, or (ii) at any time after March 31, 1997, $65,000,000)"

                 G. Subsection (j) of Section 10.2 of the Purchase Agreement is hereby redesignated as subsection (k) thereof, and a new subsection (j) is hereby added to Section 10.2 immediately following subsection (i) thereof, as follows:

                          "(j) Liens incurred pursuant to the DFS Financing
                 Documents to secure DFS Indebtedness; and"

                 H. The third paragraph of Exhibit A to the Purchase Agreement is hereby amended to read, in full, as follows:

                          "This Senior Subordinated Note and the Indebtedness
                 evidenced hereby are and shall at all times be and remain subordinated and subject in right of payment and enforcement, to the extent and in the manner set forth in that certain Amended and Restated Subordination Agreement dated as of October 31, 1996 among the Company, each of its Subsidiaries, NationsBank, N.A., individually and as Agent under the Credit Agreement, Fleet Capital Corporation, Sanwa Business Credit Corporation, Signet Bank, Deutsche Financial Services Corporation and Nomura Holding America Inc., to the prior payment in full of all Senior Indebtedness."

         2. Effectiveness; Conditions. This Amendment and the provisions hereof shall become and be effective on the date (the "Effective Date") on which all of the following conditions shall be satisfied, or waived in writing by the Purchaser:

                 A. Execution of Amendment. The Company and the Purchaser shall each have executed and delivered a counterpart of this Amendment.

                 B. Corporate Proceedings. All corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incident thereto shall be satisfactory in form and substance to the Purchaser, and the Purchaser shall have received all such counterpart originals or certified or other copies of such documents as it may reasonably request.

                 C. DFS Financing Documents. The initial DFS financing documents shall have been executed and delivered and shall be satisfactory in form and substance to the Purchaser.

                 D. NationsBank Consent. NationsBank, N.A., individually and as Agent under the Credit Agreement, shall have duly executed and delivered a written consent to this Amendment and the transactions hereby contemplated satisfactory in form and substance to the Purchaser.

                 E. Amended and Restated Subordination Agreement. The Company, each of the Guarantors, NationsBank, N.A., individually and as Agent under the Credit Agreement, and DFS shall have duly executed and delivered an Amended and Restated Subordination Agreement dated as of the date hereof substantially in the form set forth in Exhibit A to this Amendment.

                 F. Exchange of Notes. The Company shall have duly executed and issued to the Purchaser a new Note, substantially in the form of Exhibit A to the Purchase Agreement (as hereby amended), in the principal amount of $15,000,000.00, in exchange for the outstanding Note currently held by the Purchaser, which shall be cancelled and retired.

         3. Representations and Warranties of the Company. The Company represents and warrants to the Purchaser that:

                 A. Representations in the Purchase Agreement; No Defaults. Each of the representations and warranties made by the Company in the Purchase Agreement is true and correct on and as of the date hereof to the same extent as if made on and as of the date hereof except to the extent that such representations and warranties specifically relate to an earlier date, in which case they are true and correct as of such earlier date, and such representations and warranties are hereby incorporated by reference as if set forth herein in full. No event has occurred and is continuing or will result from the transactions contemplated hereby which constitutes (or with notice or the passage of time would constitute) an Event of Default under the Purchase Agreement as it exists before this Amendment or as it exists after the effectiveness of this Amendment, except such as are being waived pursuant to this Amendment.

                 B. Corporate Authority. The execution, delivery and performance by the Company of this Amendment (i) is within its corporate powers, (ii) has been duly authorized by all necessary corporate action on the part of its Board of Directors and stockholders, and (iii) does not require the consent, authorization or approval of, or any registration, filing or declaration with, any Governmental Body or non-governmental Person, other than NationsBank, N.A., individually and as Agent under the Credit Agreement.

                 C. Binding Effect. This Amendment is the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or other laws relative to or affecting the enforcement of creditors' rights generally in effect from time to time and by general principles of equity.

         4. Effect of Amendment. Except as specifically provided herein, this Amendment does not in any way affect or impair the terms, conditions and other provisions of the Purchase Agreement or any of the Notes, or the obligations of the Company thereunder, and all terms, conditions and other provisions of the Purchase Agreement and the Notes shall remain in full force and effect except to the extent specifically amended, modified or waived pursuant to the provisions of this Amendment.

         5. Payment of Fees. The Company agrees to pay all fees, costs and expenses incurred by the Purchaser in connection with the negotiation, preparation, execution and delivery of this Amendment and all other documents executed pursuant to or in connection herewith, including, without limitation, the fees and disbursements of Sonnenschein Nath & Rosenthal, special counsel to the Purchaser, in connection herewith.

         6. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, and all of which taken together shall be deemed to constitute one and the same instrument.

         7. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         8. Headings. Section headings are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

         9. Amendments and Modifications. Any term, covenant, agreement or condition of this Amendment may, with the consent of the parties hereto, be amended, or compliance therewith may be waived (either generally or in a particular instance and either retroactively or prospectively), by one or more substantially concurrent written instruments signed by the parties hereto.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first written above.

                                             BTG, INC.

                                             By:     /s/ EDWARD H. BERSOFF
                                                --------------------------------
                                                     Name: Edward H. Bersoff
                                                     Title: President and CEO


                                             NOMURA HOLDING AMERICA INC.

                                             By:     /s/ HOWARD GELLIS
                                                --------------------------------
                                                     Name: Howard Gellis
                                                     Title: Attorney-in-Fact





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